Exhibit 4.0
NUMBER                                                          SHARES
COMMON                                                          COMMON

Incorporated under the laws of the State of Delaware

                                FORT HOWARD CORPORATION

This certifies that                              CUSIP 347461 10 5
                                           See Reverse for Certain Definitions

is the owner of
                  FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Fort Howard Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares requested hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, copies of which are kept on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Countersigned andd Registered:
       Chemical Bank, Transfer Agent and Registrar
       By:
       Authorized Officer

     Witness the facsimile signatures of its duly authorized officers.

                    /s/ James W. Nellen II       /s/ Donald H. DeMeuse
                    ----------------------       -------------------------------
     DATED:            Vice-President and           Chairman and Chief Executive
                       Secretary                    Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -- as tenants in common
TEN ENT           -- as tenants by the entireties
JT TEN            -- as joint tenants with right of survivorship and not as
                     tenants in common
UNIF GIFT MIN ACT -- .........Custodian.......
                        (Cust)           (Minor)
                        under Uniform Gifts to Minors Act _________
                                                           State

                    Additional abbreviations may also be used though not in the above list.

     For value received, ________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
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- ------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________

                           _____________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.